UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2008

                                   FREDS, INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-14565

               Tennessee                                    62-0634010
               ---------                                    ----------
   (State or Other Jurisdiction                          (I.R.S. Employer
          of Incorporation)                             Identification No.)

                 4300 New Getwell Road, Memphis, Tennessee 38118
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                    (Address of principal executive offices)


                                 (901) 365-8880
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER INFORMATION.

     In the original filing of this Form 8-K, the Registrant's name and the name and signature of the officer authorized to approve this filing on behalf of the Registrant were inadvertently omitted. This amended filing is made to reflect this additional information.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FRED'S, INC.
                                  (Registrant)


Date:  February 26, 2009          By:  /s/   Jerry A. Shore
                                       -------------------------------------
                                             Jerry A. Shore
                                             Executive Vice President and
                                             Chief Financial Officer